SCHEDULE 14C

(Rule 14c-101)

Information Statement Pursuant to Section 14(c) of

the Securities Exchange Act of 1934

Check the appropriate box:
☒ Preliminary Information Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☐ Definitive Information Statement

CFO CONSULTANTS, INC.
(Name of Registrant As Specified In Its Charter)

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NOTICE OF ACTION TAKEN PURSUANT TO
WRITTEN CONSENT OF STOCKHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
NOT TO SEND US A PROXY.

To the Stockholders of CFO Consultants, Inc.:

This Notice and the accompanying Information Statement are being furnished to the stockholders of CFO Consultants, Inc., a Nevada corporation (the “Company”), in connection with action taken by the holders of a majority of the issued and outstanding voting securities of the Company, approving, by written consent dated December 21, 2010, the following actions:

(A) An amendment of the Company’s Articles of Incorporation (the “Amendment”) to:

(i) increase the total number of authorized shares of capital stock of the Company from 75,000,000 to 600,000,000 shares of common stock (the “Common Stock”), all of which shall have $0.001 par value (the “Capital Increase Amendment”);

(ii) effect a 1 for 16.09 reverse stock split, whereby every sixteen and nine one hundredths (16.09) shares of the authorized, issued and outstanding Common Stock shall be combined into one (1) share of authorized, issued and outstanding Common Stock (the “Reverse Stock Split”);

(iii) provide for a class of blank check preferred stock (the “Preferred Stock Amendment”); and

(iv) elect not to be governed by the business combination statute under the Nevada Private Corporations Law (the “Business Combination Statute Opt-Out Amendment”); and

 (B) To approve the adoption of amended and restated bylaws of the Company (the “Amended and Restated Bylaws Proposal”).

The actions to be taken pursuant to the written consent shall be taken at such future date as determined by the Board of Directors, as evidenced in the case of (A) above by the filing of the Amendment with the Secretary of State of the State of Nevada, but in no event earlier than the 20th day after this Information Statement is mailed or furnished to the stockholders of record as of December 27, 2010.

 WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

           Your vote or consent is not requested or required to approve these matters. The accompanying Information Statement is provided solely for your information.

By order of our Board of Directors,

/s/	Joanny Kwok
Joanny Kwok
Chief Executive Officer

Dated: January [ ], 2011

INFORMATION STATEMENT

OF

CFO CONSULTANTS, INC.

Room 2102 F&G, Nan Fung Centre, 264-298 Castle Peak Rd.,
Tsuen Wan, New Territories, Hong Kong

THIS INFORMATION STATEMENT IS BEING PROVIDED
TO YOU BY THE BOARD OF DIRECTORS OF
CFO CONSULTANTS, INC.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
NOT TO SEND US A PROXY

QUESTIONS AND ANSWERS

Q:	Why did I receive this Information Statement?

A:
Stockholders owning a majority of our outstanding shares took action by written consent, without a meeting.  Federal securities laws require that the other stockholders receive this Information Statement before the action can become effective.

Q:	What action did the stockholders take?

SUMMARY

Our significant stockholder, Kai Bo Holdings Limited, has executed a written consent on December 21, 2010 approving, among other items, the Capital Increase Amendment.  Pursuant to rules and regulations of the Securities and Exchange Commission, such action requires notification to all of our stockholders, which notification shall contain the information otherwise required were we presenting the acquisition of Hong Kong Waibo International Ltd. (“Hong Kong Waibo”) for a stockholder vote.  Accordingly, this Information Statement contains or incorporates by reference information regarding Hong Kong Waibo that would be required if such vote was being obtained.  However, due to the fact that such acquisition was effected by means of a share exchange, much of the information that would be required if a vote of stockholders was being held, is inapplicable.

This summary selected information contained in this Information Statement contains information that may be important to you about the transactions referred to in this summary.  This summary provides cross-references to the location in the Information Statement of the information summarized.

As used herein, unless otherwise indicated or the context otherwise requires, the term the "Company," "we," "our" and "us" refers to CFO Consultants, Inc., a Nevada corporation, before the share exchange transaction described herein, or to CFO Consultants, Inc. and Hong Kong Waibo and its subsidiaries, after giving effect to the share exchange transaction described herein.

The Capital Increase Amendment (Page 9)

The Company intends to increase its authorized shares of capital stock from 75,000,000 to 600,000,000 shares.  The purpose of increasing our authorized capital is to authorize shares required to be issued pursuant to the Share Exchange and the Private Placement (each referred to below) and provide the Company with the necessary flexibility to implement potential corporate plans.

The Reverse Stock Split (Page 10)

The Company’s Board has determined that it is in our best interest to effect a reverse split of its shares of common stock, par value $0.001 per share (the “Common Stock”), of one share for each sixteen and nine one hundredths shares outstanding (the “Reverse Stock Split”).  Reducing the number of outstanding shares of our Common Stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our Common Stock.  The Board believes that the Company’s stockholders would benefit from greater liquidity in the Company’s Common Stock, and that in order to improve the closing bid price to qualify the Common Stock for listing on a national securities market, the Reverse Stock Split of the Common Stock will allow the Common Stock to trade at a price which will meet the minimum listing requirements of such securities markets.

The Preferred Stock Amendment (Page 14)

The Company’s Board has determined that it is in the Company’s best interest to approve an amendment to the Company’s Articles of Incorporation to provide for the creation of a new class of 2,000,000 shares of what is commonly known as “blank check” Preferred Stock.  The Board believes the creation of the Preferred Stock is in the best interests of the Company and its stockholders and believes it advisable to authorize such shares to have them available for, among other things, possible issuance in connection with such activities as public or private offerings of shares for cash, dividends payable in stock of the Company, acquisitions of other companies, implementation of employee benefit plans and otherwise.

The Business Combination Statute Opt-Out Amendment (Page 15)

The Company’s Board has determined that it is in the Company’s best interest to approve an amendment to the Company’s Articles of Incorporation to elect not to be governed by the business combination statute under the Nevada Private Corporations Law because the Board believes that it will benefit from the additional flexibility provided by not being so governed in the event of a takeover proposal regarding the Company.

The Amended and Restated Bylaws Proposal (Page 15)

The Company’s current bylaws are its original bylaws which were adopted upon its formation. The Company’s Board believes that the current bylaws of the Company either hinder or restrict the Board and the Company from taking actions that would be in the best interests of the Company and its stockholders.  We believe the amended and restated bylaws would not have such an effect on the Company and its stockholders.

The Share Exchange and Exchange Agreement (Page 17)

On October 21, 2010, we acquired Hong Kong Waibo, that, through its operating subsidiaries in the PRC, is in the business of producing potato starch.  Pursuant to the terms of an Agreement and Plan of Reorganization dated as of October 21, 2010 (the “Exchange Agreement”) by and among the Company, Hong Kong Waibo, the holders of all outstanding shares of Hong Kong Waibo (the “Waibo Shareholders”) and Orion Investment Inc., the Company’s principal stockholder, we acquired all of the outstanding shares of Hong Kong Waibo (the “Waibo Shares”) from the Waibo Shareholders and the Waibo Shareholders transferred all of the Waibo Shares to us. In exchange, we agreed to issue to the Waibo Shareholders or their designee, an aggregate of 361,920,000 shares of our Common Stock (the “Exchange Shares”), equal to 96% of all our outstanding shares, after giving effect to the conversion of an outstanding convertible note of the Company held by Millennium Capital, Inc., in the principal amount of $25,000 (the “Convertible Note”), which Convertible Note is convertible into 9,441,667 shares of our Common Stock, and the planned amendment of our Articles of Incorporation.   On the closing date, we did not have sufficient authorized shares to complete the issuance of the entire amount of Exchange Shares and shares issuable pursuant to the Convertible Note, so only 38,000,000 shares were issued to the designee of the Waibo Shareholders at the closing, and no shares were issued to the holder of the Convertible Note. As soon as practicable after the Company effectuates the Capital Increase Amendment to increase its authorized shares, the Company will issue the remaining 323,920,000 shares to the Waibo Shareholders, as well as 9,441,667 shares to the holder of the Convertible Note.  As a result of the transactions contemplated by the Exchange Agreement, Hong Kong Waibo became our wholly owned subsidiary.  The transactions referred to above are collectively referred to as the “Share Exchange.”

Parties to the Exchange Agreement (Page 17)

The parties to the Exchange Agreement include the Company, Hong Kong Waibo, the Waibo Shareholders and Orion Investment Inc., the Company’s principal stockholder.

Reasons for the Share Exchange (Page 17)

Prior to the date of the Share Exchange, we were a shell company with no operations and nominal assets.  The acquisition of Hong Kong Waibo has enabled us to enter into a new operating business.

Interests of Certain Persons in Matters to be Acted Upon  (Page 17)

Pursuant to the terms of the Exchange Agreement, upon the effectiveness of the Capital Increase Amendment, we are obligated to immediately issue: (i) 323,920,000 shares of Common Stock to the Waibo Shareholders or their designee and (ii) 9,441,667 shares of Common Stock to Millennium Capital, Inc., the holder the Convertible Note.  The Waibo Shareholders include Joanny Kwok, our Chief Executive Officer and Chairperson of the Board as of October 21, 2010, Jacky Kwok, a member of our Board of Directors as of October 21, 2010, and Lam Yukang.

QUESTIONS AND ANSWERS ABOUT THE SHARE EXCHANGE

The following questions and answers are intended to address briefly some commonly asked questions regarding the Share Exchange. These questions and answers may not address all questions that may be important to you as a stockholder. Please refer to the more detailed information contained elsewhere in this Information Statement, the annexes to this Information Statement and the documents referred to or incorporated by reference in this Information Statement.

Q.    WHAT IS THE SHARE EXCHANGE TRANSACTION?

A.    The Share Exchange will effect the acquisition of Hong Kong Waibo by the Company pursuant to the Exchange Agreement. Pursuant to the terms of the Exchange Agreement, Hong Kong Waibo became a wholly-owned subsidiary of the Company.

Q.    WHY DID I RECEIVE THIS INFORMATION STATEMENT?

A.    Our significant stockholder, Kai Bo Holdings Limited, has executed a written consent on December 21, 2010 approving the Capital Increase Amendment.  Pursuant to rules and regulations of the Securities and Exchange Commission, such action requires notification to all of our stockholders, which notification shall contain the information otherwise required were we presenting the acquisition of Hong Kong Waibo for a stockholder vote.

Q.    WHY AM I NOT BEING ASKED TO VOTE ON THE SHARE EXCHANGE?

A.    The Company has received all corporate approvals required to consummate the Share Exchange. Therefore, your vote is not required and is not being sought. We are not asking you for a proxy and you are requested not to send us a proxy.

Q.    WHAT IS THE RECOMMENDATION OF THE BOARD OF DIRECTORS REGARDING THE EXCHANGE AGREEMENT?

A.    Our Board of Directors voted unanimously to approve and recommend the adoption of the Exchange Agreement and determined that the Share Exchange and the Exchange Agreement were advisable, fair to, and in the best interest of, the Company’s stockholders.

Q.    AM I ENTITLED TO APPRAISAL RIGHTS?

A.    No. You are not entitled to appraisal rights in accordance with Nevada law in connection with the Share Exchange.

Q.    WILL THE COMPANY OR I RECOGNIZE GAIN OR LOSS FOR U.S. FEDERAL INCOME TAX PURPOSES AS A RESULT OF THE SHARE EXCHANGE?

A.    Neither the Company nor any of its existing U.S. stockholders (prior to the date of the Exchange Agreement) should recognize any gain or loss for U.S. federal income tax purposes as a result of the Share Exchange.

Q.    WHERE CAN I FIND MORE INFORMATION ABOUT THE COMPANY AND HONG KONG WAIBO?

A.    We file periodic reports and other information with the SEC. Such reports and other information are available for inspection at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for information about these facilities. Copies of such information may be obtained by mail, upon payment of the SEC’s customary charges, by writing to the SEC at 100 F Street, N.E., Washington, D.C. 20549. The SEC also maintains a web site on the Internet at www.sec.gov that contains reports, proxy statements and other information about MNI that we file electronically with the SEC. For a more detailed description of the information available, please refer to the section entitled “Where You Can Find Additional Information About The Company” on page 20 of this Information Statement.

Q.    WHO CAN HELP ANSWER MY QUESTIONS?

A.    If you have questions about the Share Exchange after reading this Information Statement, please contact the Company in writing at our principal executive offices at Rm. 2102 F & G, Nan Fung Centre, 264-298 Castle Peak Rd., Tsuen Wan, N.T., Hong Kong, Attention: Chief Financial Officer, or by telephone at +852 2412 2208.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, including, but not limited to, any projections or earnings, revenue or other financial items; any statements of plans, strategies and objectives of management for future operations; any statements concerning proposed new products, services or developments; any statements regarding future economic conditions or performance; any statements of belief; and any statements of assumptions underlying any of the foregoing.

Forward-looking statements may include the words “may,” “can,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “predicts,” “potential,” “targets,” “goals,” “projects,” “outlook,” “continue,” “preliminary,” “guidance,” or variations of such words, similar expressions, or the negative of these terms or other comparable terminology. All statements included in this Information Statement concerning activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. These forward-looking statements present our estimates and assumptions only as of the date of this Information Statement and actual results could differ materially from the results discussed in the forward-looking statements. Forward-looking statements are based on current expectations and projections about future events and involve known and unknown risks, uncertainties and other factors that may cause actual results and performance to be materially different from any future results or performance expressed or implied by forward-looking statements.

Although we believe that the expectations reflected in any of our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed or any of our forward-looking statements. Our future financial conditions and results of operations, as well as any forward-looking statements, are subject to change and inherent risks and uncertainties.

You should read these forward-looking statements carefully because they discuss our expectations about our future performance, contain projections of our future operating results or our future financial condition, or state other “forward-looking” information.

In addition, the statements in this Information Statement are made as of January [  ], 2011. Subsequent events or developments may cause our views to change. Except for our ongoing obligation to disclose material information as required by the federal securities laws, we undertake no obligation to update any of the forward-looking statements made herein, whether as a result of new information, future events, changes in expectations or otherwise. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to January [  ], 2011. For additional information please refer to the Company’s most recent Form 10-K, 10-Q and 8-K reports filed with the Securities and Exchange Commission.

ACTION BY BOARD OF DIRECTORS
AND
CONSENTING STOCKHOLDERS

By unanimous written consent of the Board of Directors of the Company on December 21, 2010, the Board of Directors adopted resolutions to:

(i) increase the total number of authorized shares of capital stock of the Company from 75,000,000 to 600,000,000 shares of common stock (the “Common Stock”), all of which shall have $0.001 par value (the “Capital Increase Amendment”);

(ii) effect a 1 for 16.09 reverse stock split, whereby every sixteen and nine one hundredths (16.09) shares of the authorized, issued and outstanding Common Stock shall be combined into one (1) share of authorized, issued and outstanding Common Stock (the “Reverse Stock Split”);

(iii) provide for a class of blank check preferred stock (the “Preferred Stock Amendment”);

(iv)  elect not to be governed by the business combination statute under the Nevada Private Corporations Law (the “Business Combination Statute Opt-Out Amendment”);
(v)  adopt amended and restated bylaws (the “Amended and Restated Bylaws Proposal”);

(vi) file a Certificate of Amendment to the Company’s Articles of Incorporation with the Secretary of State of the State of Nevada to effect the Capital Increase Amendment, the Reverse Stock Split, the Preferred Stock Amendment and the Business Combination Statute Opt-Out Amendment (the “Amendment”); and

(vii) submit such resolutions for a vote of the stockholders of the Company.

Such unanimous written consent of the Board of Directors is herein referred to as the “Board Consent,” and the Board Consent is attached hereto as Appendix A. The actions taken by the Board of Directors with respect to the Capital Increase Amendment, the Reverse Stock Split, the Preferred Stock Amendment, the Business Combination Statute Opt-Out Amendment and the Amended and Restated Bylaws Proposal were subsequently adopted by the written consent of the Company’s stockholders entitled to vote a majority of the shares of Common Stock then outstanding on December 21, 2010 (the “Stockholder Consent”). The Stockholder Consent is attached hereto as Appendix B.

The reasons for, and general effect of, the Capital Increase Amendment is described in “APPROVAL OF A RESOLUTION TO EFFECT AN INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY’S COMMON STOCK AND AMENDMENT TO THE ARTICLES OF INCORPORATION TO EFFECT THE CAPITAL INCREASE AMENDMENT.”

The reasons for, and general effect of, the Reverse Stock Split is described in “APPROVAL OF A RESOLUTION TO EFFECT A 1 FOR 16.09 REVERSE STOCK SPLIT OF THE COMPANY’S COMMON STOCK AND AMENDMENT TO THE ARTICLES OF INCORPORATION TO EFFECT THE REVERSE STOCK SPLIT.”

The reasons for, and general effect of, the Preferred Stock Amendment is described in “APPROVAL OF A RESOLUTION TO EFFECT AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO CREATE A CLASS OF BLANK CHECK PREFERRED STOCK.”

The reasons for, and general effect of, the Business Combination Statute Opt-Out Amendment is described in “APPROVAL OF A RESOLUTION TO EFFECT THE BUSINESS COMBINATION STATUTE OPT-OUT AMENDMENT.”

The reasons for, and general effect of, the Amended and Restated Bylaws Proposal is described in “APPROVAL OF A RESOLUTION TO ADOPT AMENDED AND RESTATED BYLAWS.”

The Board of Directors of the Company knows of no other matters other than that described in this Information Statement which have been recently approved or considered by the holders of the Common Stock.

GENERAL

This Information Statement is first being mailed or furnished to stockholders on or about January [  ], 2010. The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of the Common Stock.

VOTE OBTAINED — NEVADA LAW

Section 78.390 of the Nevada Revised Statutes (the “NRS”) provides that every amendment to the Company’s Articles of Incorporation shall first be adopted by the resolution of the Board of Directors and then be subject to the approval of the holders of at least a majority of the shares of voting stock entitled to vote on any such amendment. Section 78.320 of the NRS provides that, unless otherwise provided in the Company’s Articles of Incorporation or bylaws, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power.  Neither the Company’s articles of incorporation nor its bylaws prohibit the taking of action by its stockholders by written consent. In order to eliminate the costs and management time involved in holding a special meeting, our Board of Directors voted to utilize this provision under Nevada law and obtained the written consent of the holders of a majority in interest of our Common Stock. As of January [  ], 2011, there were 52,855,000 shares of Common Stock of the Company issued and outstanding. Each holder of Common Stock is entitled to one vote for each share held by such holder.

Stockholders holding in the aggregate 38,000,000 shares of Common Stock or 72% of the Common Stock outstanding at the close of business on such date, approved the Capital Increase Amendment, the Reverse Stock Split, the Preferred Stock Amendment, the Business Combination Statute Opt-Out Amendment, the Amended and Restated Bylaws Proposal and the filing of the Amendment. Section 78.320 of the NRS provides that in no instance where action is authorized by written consent need a meeting of stockholders be called or notice given.

NOTICE TO STOCKHOLDERS OF ACTION
APPROVED BY CONSENTING STOCKHOLDERS

The following action has been approved by the written consent of the holders together entitled to vote a majority of the issued and outstanding shares of Common Stock:

APPROVAL OF A RESOLUTION TO EFFECT AN INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY’S COMMON STOCK AND AMENDMENT TO THE ARTICLES OF INCORPORATION TO EFFECT THE CAPITAL INCREASE AMENDMENT

Capital Increase Amendment

The Company is currently authorized to issue 75,000,000 shares of capital stock.  The Amendment in the form attached hereto as Appendix C, increases the authorized shares of the Company’s capital stock from 75,000,000 shares to 600,000,000 shares.

Of the 75,000,000 shares of Common Stock currently authorized, 52,855,000 shares of Common Stock are issued and outstanding.

Article 3 of the Company’s Articles of Incorporation will be amended to read as follows:

“The maximum number of shares of capital stock which this Corporation shall have authority to issue is Six Hundred Million (600,000,000), all of which shall be shares of Common Stock at $0.001 par value.”

Purpose of the Capital Increase Amendment

The purpose of increasing our authorized capital is to authorize shares required to be issued pursuant to the Share Exchange and the Private Placement (each referred to below) and provide the Company with the necessary flexibility to implement potential corporate plans, including the issuance of shares to raise capital, in connection with any possible acquisition or merger, the issuance of shares in connection with stock splits or dividends, or the issuance or reservation of capital stock for equity awards to employees, officers and directors of the Company. Such an increase will allow such shares to be issued without the expense and delay of a special stockholders’ meeting, unless such action is required by applicable law or the rules of any stock exchange on which the Company is or may be listed.

Pursuant to the terms of the Agreement and Plan of Reorganization dated as of October 21, 2010 (the “Exchange Agreement”) between us, Hong Kong Waibo International Ltd. (“Waibo”), and holders of all outstanding shares of Waibo (the “Waibo Shareholders”), and Orion Investment Inc., the Company principal stockholder, dated October 21, 2010, upon effectiveness of the Capital Increase Amendment, we are obligated to issue: (i) 323,920,000 shares of Common Stock to the Waibo Shareholders or their designee and (ii) 9,441,667 shares of Common Stock to the holder of an outstanding convertible promissory note of the Company in the principal amount of $25,000 (the “Convertible Note”).

Pursuant to the private placement (the “Private Placement”) of Common Stock and warrants to purchase shares of Common Stock consummated on December 21, 2010 pursuant to a securities purchase agreement between us and the purchasers named therein, upon effectiveness of the Capital Increase Amendment, we are obligated to reserve for issuance 2,760,000 shares of our Common Stock underlying warrants issued to the placement agent and purchasers in the Private Placement.

The increase in the Company’s authorized Common Stock may give the Company the flexibility, in the future, to pursue acquisitions or enter into transactions which the Board of Directors believes provide the potential for growth and profit. The additional authorized shares could also be used by the Company, in the future, to raise cash through sales of stock to public and private investors. The Company could also use the additional authorized shares for general corporate purposes such as stock dividends as well as for the possible issuance of shares pursuant to employee benefit or compensation programs or plans. To the extent that additional shares are available, transactions dependent upon the issuance of additional shares would be less likely to be undermined by delays and uncertainties occasioned by the need to obtain stockholder authorization prior to the consummation of such transactions.

Effect of the Capital Increase Amendment

The increase in authorized capital stock will not have any immediate effect on the rights of existing stockholders, However, as soon as practicable after the effectiveness of the Capital Increase Amendment, we are obligated by the Exchange Agreement to issue an aggregate of 333,361,667 shares of Common Stock, which will substantially dilute the existing stockholders current percentage equity.  Additionally, the Board of Directors will have the authority to issue authorized Common Stock without requiring future stockholder approval of such issuances, except as may be required by the Company’s Articles of Incorporation or applicable law. To the extent that additional authorized shares are issued in the future, they may also decrease the existing stockholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing stockholders.

The increase in the authorized number of shares of Common Stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company without further action by its stockholders. Shares of authorized and unissued Common Stock could, within the limits imposed by applicable law, be issued in one or more transactions which would make a change in control of the Company more difficult, and therefore less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company.

The Board of Directors is not currently aware of any attempt to take over or acquire the Company. While it may be deemed to have potential anti-takeover effects, the Amendment is not prompted by any specific effort or takeover threat currently perceived by management.

APPROVAL OF A RESOLUTION TO EFFECT A 1 FOR 16.09 REVERSE STOCK SPLIT OF THE COMPANY’S COMMON STOCK AND AMENDMENT TO THE ARTICLES OF INCORPORATION TO EFFECT THE REVERSE STOCK SPLIT

Purpose of the Reverse Stock Split

The Company’s Board has determined that it is in our best interest to effect a reverse split of our Common Stock of one share for each sixteen and nine one hundredths shares outstanding (the “Reverse Stock Split”), so that every sixteen and nine one hundredths shares of Common Stock before the Reverse Stock Split shall represent one share of Common Stock after the Reverse Stock Split with all fractional shares rounded up to the next whole share and accordingly, no money will be paid for fractional shares. Reducing the number of outstanding shares of our Common Stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our Common Stock. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our Common Stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our Common Stock will increase following the Reverse Stock Split or that the market price of our Common Stock will not decrease in the future.

The Board believes that the Company’s stockholders would benefit from greater liquidity in the Company’s Common Stock, and that in order to improve the closing bid price to qualify the Common Stock for listing on a national securities market, the Reverse Stock Split of the Common Stock will allow the Common Stock to trade at a price which will meet the minimum listing requirements of the NASDAQ Stock Market and the NYSE AMEX. Consequently, the Board has recommended that we effect the Reverse Stock Split.  The Reverse Stock Split is not made pursuant to a plan to periodically increase a stockholder’s proportionate interest in the assets or earnings and profits of the Company.

Principal Effects of the Reverse Stock Split

If the Company implements the Reverse Stock Split, the number of shares of the Common Stock held by each stockholder would be reduced by dividing the number of shares held immediately before the Reverse Stock Split by 16.09, and then rounding up to the nearest whole share. The Reverse Stock Split would not affect any stockholder’s percentage ownership interests in the Company or proportionate voting power, except to the extent that interests in fractional shares would be rounded up to the nearest whole share. Pursuant to the NRS, the Reverse Stock Split only impacts outstanding shares and not authorized shares unless a certificate of amendment decreasing the authorized shares is filed in connection therewith.

Corporate Matters.  The Reverse Stock Split would have the following effects on the number of shares of Common Stock outstanding:

•	in a 1-for-16.09 reverse stock split, every sixteen and nine one hundredths of our shares owned by a stockholder would be exchanged for one share; and

•	the number of shares of our Common Stock issued and outstanding will be reduced from 386,216,667 shares to approximately 24,000,000 shares.

The Reverse Stock Split will be effected simultaneously for all of our outstanding Common Stock and the exchange ratio of the Reverse Stock Split will be the same for all of our outstanding Common Stock. The Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except to the extent that the Reverse Stock Split results in any of our stockholders owning a fractional share. As described below, stockholders and holders of options holding fractional shares will have their shares rounded up to the nearest whole number. Common Stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable. We will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended.

Effect on Market Price of our Common Stock.  The immediate effect of the Reverse Stock Split would be to reduce the number of shares of the outstanding Common Stock and to possibly increase the trading price of such Common Stock. However, the effect of any effected Reverse Stock Split upon the market price of the Common Stock cannot be predicted, and the history of reverse stock splits for companies in similar circumstances sometimes improves stock performance, but in many cases does not. There can be no assurance that the trading price of the Common Stock after the Reverse Stock Split will rise in proportion to the reduction in the number of shares of the Common Stock outstanding as a result of the Reverse Stock Split or remain at an increased level for any period. The trading price of the Common Stock may change due to a variety of other factors, including operating results, other factors related to business and general market conditions.

Dilution.  You may also experience future potential substantial dilution of your percentage of ownership of the equity in the Company as a result of this Reverse Stock Split. While the Reverse Stock Split itself does not result in dilution (except with respect to the round up of fractional shares as discussed below), it makes available a substantial number of shares for future transactions by the Company, the consummation of which could result in substantial dilution.

Fractional Shares. No scrip or fractional share certificates will be issued in connection with the Reverse Stock Split. Stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the exchange ratio of the Reverse Stock Split, will be entitled, upon surrender of  certificate(s) representing these shares, to a number of shares rounded up to the nearest whole number and, accordingly, no money will be paid for a fractional share. The ownership of a fractional interest will not give the stockholder any voting, dividend or other rights except to have his or her fractional interest rounded up to the nearest whole number.

Options and Warrants. Holders of options and warrants to purchase shares of Common Stock, who upon exercise of their options or warrants would otherwise be entitled to receive fractional shares, because they hold options or warrants which upon exercise would result in a number of shares of Common Stock not evenly divisible by the exchange ratio of the Reverse Stock Split, will receive a number of shares of Common Stock rounded up to the nearest whole number.

Authorized Shares. The Company is currently authorized to issue 75,000,000 shares of Common Stock.  The Company will be authorized under the Capital Increase Amendment to issue 600,000,000 shares of Common Stock.  Upon effectiveness of the Capital Increase Amendment and the Reverse Stock Split, the number of authorized shares of Common Stock would remain 600,000,000, although the number of shares of Common Stock issued and outstanding will decrease.  The issuance in the future of additional shares of the our Common Stock may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights of the currently outstanding shares of our Common Stock.  Authorized but unissued shares will be available for issuance, and we may issue such shares in future financings or otherwise. If we issue additional shares, the ownership interest of holders of our Common Stock would be diluted.

The additional shares of Common Stock that would become available for issuance if the Reverse Stock Split is approved could also be used by the Company’s management to oppose a hostile takeover attempt or delay or prevent changes of control or changes in or removal of management, including transactions that are favored by a majority of the stockholders or in which the stockholders might otherwise receive a premium for their shares over then-current market prices or benefit in some other manner.  The Board has no plans to use any of the additional shares of Common Stock that would become available following the approval of the Reverse Stock Split, if any, for any such purposes.

Accounting Matters. The par value per share of the Common Stock would remain unchanged after the Reverse Stock Split. As a result, on the effective date of the Reverse Stock Split, the stated capital on the balance sheet attributable to the Common Stock will be reduced proportionally, based on the exchange ratio of the Reverse Stock Split, from its present amount, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share Common Stock net income or loss and net book value will be increased because there will be fewer shares of the Common Stock outstanding. The Company does not anticipate that any other accounting consequences would arise as a result of the Reverse Stock Split.

Other Effects on Outstanding Shares. If the Reverse Stock Split is implemented, the rights and preferences of the outstanding shares of the Common Stock would remain the same after the Reverse Stock Split. Each share of Common Stock issued pursuant to the Reverse Stock Split would be fully paid and non-assessable. The Reverse Stock Split would result in some stockholders owning “odd-lots” of less than 100 shares of the Common Stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in “round-lots” of even multiples of 100 shares.

No Appraisal Rights. Under the Nevada Private Corporations Law, stockholders are not entitled to appraisal rights with respect to the proposed change in the Amendment to effect the Reverse Stock Split.

United States Federal Income Tax Consequences of the Reverse Stock Split. The following is a summary of certain material U.S. federal income tax consequences of the Reverse Stock Split to a stockholder (hereinafter a “U.S. stockholder”) that is a “United States person,” as defined in the Internal Revenue Code of 1986, as amended (the “Code”). It does not purport to be a complete discussion of all of the possible U.S. federal income tax consequences of the Reverse Stock Split and is included for general information only. Further, it does not address any state, local or foreign income or other tax consequences. For example, the state and local tax consequences of the Reverse Stock Split may vary significantly as to each U.S. stockholder, depending upon the state in which such stockholder resides or does business. Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. In addition, the discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our shares through such entities. The discussion below is based on the provisions of the U.S. federal income tax law as of the date hereof, which are subject to change retroactively as well as prospectively. This summary also assumes that the shares held by a U.S. stockholder prior to the Reverse Stock Split (“Old Shares”) were, and the shares owned by such stockholder immediately after the Reverse Stock Split (“New Shares”) will be, held as “capital assets,” as defined in the Code (generally, property held for investment). The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. The discussion below regarding the U.S. federal income tax consequences of the Reverse Stock Split also is not binding on the Internal Revenue Service or the courts.  Accordingly, each stockholder is urged to consult with his, her or its own tax advisor with respect to the tax consequences of the Reverse Stock Split.

No gain or loss should be recognized by a U.S. stockholder upon such stockholder’s exchange (or deemed exchange) of Old Shares for New Shares pursuant to the Reverse Stock Split. The aggregate tax basis (and the holding period) of the New Shares received in the Reverse Stock Split (including any fraction of a New Share deemed to have been received) should be the same as such stockholder’s aggregate tax basis (and holding period) in the Old Shares being exchanged.  Special tax basis and holding period rules may apply to holders that acquired different blocks of stock at different prices or at different times.  Holders should consult their own tax advisors as to the applicability of these special rules to their particular circumstances.

Potential Anti-Takeover Effect Of Certain Provisions.   Tender offers or other non-open market acquisitions of stock are usually made at prices above the prevailing market price. In addition, acquisitions of stock by persons attempting to acquire control through market purchases may cause the market price of the stock to reach levels which are higher than would otherwise be the case. By increasing the number of shares available to authorize and issue, the Company has caused a potential anti takeover effect by creating potential dilution to the number of outstanding shares. Such dilution will cause a party attempting a takeover to be required to buy more shares of the Company stock and to expend additional resources to accomplish such a measure.

Procedure for Effecting a Reverse Stock Split and Exchange of Stock Certificates

The Reverse Stock Split will become effective at such future date as determined by the Board, as evidenced by the filing of a certificate of amendment with the Secretary of State of the State of Nevada (which we refer to as the “Effective Time”), but in no event earlier than the 20th calendar day following the mailing of this Information Statement. To accomplish the Reverse Stock Split, the Company would file a certificate of amendment to the Articles of Incorporation with the Secretary of State of the State of Nevada. The text of the Restated Articles is subject to modification to include such changes as may be required by the laws of the State of Nevada and as the Board deems necessary and advisable to effect the Reverse Stock Split. If the Board elects to implement the Reverse Stock Split, the number of issued and outstanding shares of the Common Stock would be reduced in accordance with the exchange ratio of the Reverse Stock Split. The number of authorized shares of the Common Stock would remain unchanged. The Reverse Stock Split would become effective upon filing of a certificate of amendment to the Articles of Incorporation with the Secretary of State of the State of Nevada. No further action on the part of stockholders would be required to either effect or abandon the Reverse Stock Split.

The implementation of the Reverse Stock Split will be taken at such future date as determined by the Board, as evidenced by a filing with the Secretary of State of the State of Nevada, but in no event earlier than the 20th day after this Information Statement is mailed or furnished to the stockholders of record as of December 27, 2010.  Moreover, although the Reverse Stock Split has been approved by the requisite number of stockholders, the Board reserves the right, in its discretion, to abandon the Reverse Stock Split prior to the proposed effective date if it determines that abandoning the Reverse Stock Split is in the best interests of the Company.

As soon as practicable after the Effective Time, stockholders will be notified that the Reverse Stock Split has been effected. As of the Effective Time of the Reverse Stock Split, each certificate representing shares of the Common Stock before the Reverse Stock Split would be deemed, for all corporate purposes, to evidence ownership of the reduced number of shares of the Common Stock resulting from the Reverse Stock Split, except that holders of un-exchanged shares would not be entitled to receive any dividends or other distributions payable by us after the Effective Time until they surrender their old stock certificates for exchange. All shares, underlying options and other securities would also be automatically adjusted at the Effective Time.

If the Company elects to exchange stock certificates, the Company expects that its transfer agent, Action Stock Transfer, will act as exchange agent for purposes of implementing the exchange of stock certificates.  In such event, as soon as practicable after the Effective Time, stockholders of record would receive a letter of transmittal requesting them to surrender their stock certificates for stock certificates reflecting the adjusted number of shares as a result of the Reverse Stock Split. Persons who hold their shares in brokerage accounts or “street name” would not be required to take any further actions to effect the exchange of their certificates. No new certificates would be issued to a stockholder until such stockholder has surrendered the outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Until surrender, each certificate representing shares before the Reverse Stock Split would continue to be valid and would represent the adjusted number of shares based on the exchange ratio of the Reverse Stock Split, rounded up to the nearest whole share.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

APPROVAL OF A RESOLUTION TO EFFECT AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO CREATE A CLASS OF BLANK CHECK PREFERRED STOCK

Creation of “Blank Check” Preferred Stock

The Board of Directors of the Company and the holders of a majority of the outstanding shares of Common Stock of the Company have adopted a resolution unanimously approving an amendment to the Company’s Articles of Incorporation to provide for the creation of a new class of 2,000,000 shares of what is commonly known as “blank check” Preferred Stock.  As of the date hereof, the Articles of the Company authorize the Company to issue 75,000,000 shares of common stock.  The resolution adopted by the Board and the holders of a majority of the outstanding shares of Common Stock provides that the Company will be authorized to issue 600,000,000 shares of Common Stock and 2,000,000 shares of blank check preferred stock.   The creation of the class of blank check preferred stock will be effected by the filing of the Amendment attached hereto as Appendix C.

Purpose of the Creation of Blank Check Preferred Stock

The Board of Directors believes the creation of the Preferred Stock is in the best interests of the Company and its stockholders and believes it advisable to authorize such shares to have them available for, among other things, possible issuance in connection with such activities as public or private offerings of shares for cash, dividends payable in stock of the Company, acquisitions of other companies, implementation of employee benefit plans and otherwise.

 The term “blank check” Preferred Stock refers to stock for which the designations, preferences, conversion rights, cumulative, relative, participating, optional or other rights, including voting rights, qualifications, limitations or restrictions thereof (collectively, the “Limitations and Restrictions”), are determined by the board of directors of a company. After the filing of the Amendment, the Board of Directors of the Company is entitled to authorize  the creation and issuance of 2,000,000 shares of Preferred Stock in one or more series with such Limitations and Restrictions as may be determined in the sole discretion of the Board of Directors, with no further authorization by security holders required for the creation and issuance thereof.

Principal Effects of Issuance of Blank Check Preferred Stock

Although the Board of Directors has no present intention of doing so, it could issue shares of Preferred Stock that could, depending on the terms of such series, make more difficult or discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or other means. When in the judgment of the Board of Directors this action will be in the best interests of the stockholders and the Company, such shares could be used to create voting or other impediments or to discourage persons seeking to gain control of the Company. Such shares could be privately placed with purchasers favorable to the Board of Directors in opposing such action. In addition, the Board of Directors could authorize holders of a series of Preferred Stock to vote either separately as a class or with the holders of the Common Stock on any merger, sale or exchange of assets by the Company or any other extraordinary corporate transaction. The existence of the additional authorized shares could have the effect of discouraging unsolicited takeover attempts. The issuance of new shares also could be used to dilute the stock ownership of a person or entity seeking to obtain control of the Company.

While the Company may consider effecting an offering of Preferred Stock in the near future for purposes of raising additional working capital or otherwise, the Company, as of the date hereof, has no agreements or understandings with any third party to effect any such offering, and no assurances are given that any  offering will in fact be effected. Therefore, the terms of any Preferred Stock which could be created by the Board of Director cannot be stated or estimated with respect to any or all of the securities authorized.

APPROVAL OF A RESOLUTION TO EFFECT THE BUSINESS COMBINATION STATUTE AMENDMENT

Purpose of the election not to be governed by the Nevada Business Combination Statute

As a Nevada corporation, the Company is governed by the corporate laws contained in the NRS.  Under Sections 78.411-78.444 of the NRS, or the Nevada Business Combination Statute, a Nevada corporation that is "resident domestic corporation" as such term is defined therein is prohibited from engaging in certain transactions with a stockholder that seeks to acquire the Company without the approval of the Board of Directors for three years after that stockholder becomes an “interested stockholder” in the corporation, and thereafter must seek approval of the transaction from disinterested stockholders.  While the Board believes that this protection against unwanted takeover proposals could be beneficial in future, it also believes that the absolute prohibition on those transactions could limit its flexibility in responding to any such proposal and restrict it negotiations with the acquiring party.  As the Company currently has less than 200 stockholders of record, by adopting the resolution to elect to opt-out of the Nevada Business Combination Statute, should its number of stockholders increase to greater than 200 holders, it will continue to not be governed by the relevant provisions of that statute, notwithstanding that it would then constitute a “resident domestic corporation.”

APPROVAL OF A RESOLUTION TO ADOPT AMENDED AND RESTATED BYLAWS OF THE COMPANY

Purpose of the Amendment and Restatement

The Company’s current bylaws are its original bylaws which were adopted upon its formation. The Board of Directors believes that the current bylaws of the Company either hinder or restrict the board and the Company from taking actions that would be in the best interests of the Company and its stockholders.

The Amended Bylaws, among other things provides for (subject to the provisions of the Nevada Private Corporations Law):

           •           A board of directors comprised of not less than two and not more than ten people, as may be fixed, increased and decreased by the stockholders or the directors from time to time;

           •           Terms for directors continuing until their successors are elected and qualified or until their resignation and approval;

           •           Election of directors by a plurality vote of the votes cast by stockholders eligible to vote;

           •           Quorum for a meeting of stockholders constituting one-third of the voting power of stockholders eligible to vote present in person or by proxy at a meeting of stockholders;

           •           Approval of stockholder actions by a greater number of votes cast for than against the action at a meeting of stockholders;

           •           Stockholder action without a meeting by stockholders eligible to vote holding at least a majority of the voting power;

           •           Quorum for a meeting of the board of directors constituting a majority of the directors then in office;

           •           Approval or actions by the directors by a majority of the voting power of the directors present at a meeting at which quorum is present;

           •           Indemnification of our directors and officers;

           •           Written action of the board of directors or any committee if signed by all the members of the board of directors or committee; and

           •           Amendment, alternation and repeal of the bylaws by the board of directors.

The effect of the various amendments stated above is to change the Company’s bylaws to provide more flexibility to the Company and its stockholders and, in one instance, this involves lowering the quorum requirements for a meeting of stockholders from one-half to one-third of the voting power of stockholders eligible to vote present in person or by proxy at a meeting of stockholders.

Vote Required in Matters to be Acted Upon

The affirmative vote of the holders of a majority of all issued and outstanding shares of our Common Stock entitled to vote on the Capital Increase Amendment, the Reverse Stock Split, the Preferred Stock Amendment, the Business Combination Statute Opt-Out Amendment and the Amended and Restated Bylaws Proposal has been received in the form of a written consent in lieu of special meeting.

Dissenters’ Rights of Appraisal in Matters to be Acted Upon

We are a Nevada corporation and are governed by the NRS.  Holders of the Company’s Common Stock do not have appraisal or dissenter’s rights under the NRS in connection with the Capital Increase Amendment, the Reverse Stock Split, the Preferred Stock Amendment, the Business Combination Statute Opt-Out Amendment, the Amended and Restated Bylaws Proposal or the filing of the Amendment as approved by the Board of Directors and the stockholders of the Company holding a majority of the Company’s outstanding shares of Common Stock.

Interest of Certain Persons in Matters to be Acted Upon

Pursuant to the terms of the Exchange Agreement, upon the effectiveness of the Capital Increase Amendment, we are obligated to immediately issue: (i) 323,920,000 shares of Common Stock to the Waibo Shareholders or their designee and (ii) 9,441,667 shares of Common Stock to Millennium Capital, Inc., the holder the Convertible Note.  The Waibo Shareholders include Joanny Kwok, our Chief Executive Officer and Chairperson of the Board as of October 21, 2010, Jacky Kwok, a member of our Board of Directors as of October 21, 2010, and Lam Yukang.  No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the Capital Increase Amendment that is not shared by all other stockholders of ours.

RISK FACTORS

The risks associated with the Company’s business are described in the Company’s Form 8-K filed on October 22, 2010 in the section entitled “Risk Factors” under the subheadings “Risks Relating to Our Business” beginning on page 26, “Risks Associated with Doing Business in the PRC” beginning on page 31 and “Risks Related to our Securities” beginning on page 44, each of which is incorporated herein by reference.

THE SHARE EXCHANGE

           The Share Exchange transaction is described in the Company’s Form 8-K filed on October 22, 2010 in the section entitled “Entry Into A Material Definitive Agreement” beginning on page 2, which is incorporated herein by reference.

BACKGROUND OF THE SHARE EXCHANGE

The Company was originally incorporated in the State of Nevada on December 10, 2007 to assist companies in their need for CFO’s and CFO related service.  As a result of the Company’s sole officer and director, Norman LeBoeuf, only devoting limited time to its operations, the Company’s efforts to establish and develop business operations in its originally intended line of business were unsuccessful and by the middle of 2010, it became evident to the Board of Directors that it would not be possible to continue in with the then-current business model.

As a result of an introduction by Millennium Group in early October of 2010, the Board of Directors became aware of a company with operations in China manufacturing potato starch that was seeking to effect a "reverse merger" with a public company in the United States.  After reviewing the potato starch company's business plan and U.S. GAAP financial statements, the members of the board authorized Neville Pearson to negotiate the terms of the Exchange Agreement regarding the acquisition of Hong Kong Waibo, which Exchange Agreement was executed on October 21, 1010.  As a result of the attractive terms offered by the founders of Hong Kong Waibo, the Company’s Board of Directors did not obtain a formal appraisal of the business operations of Hong Kong Waibo, but reviewed the audited financial statements provided by such founders and the other corporate documents relating to the business in reaching the decision to proceed with the Share Exchange.

PRIVATE PLACEMENT

The Private Placement transaction and a description of the securities issued in connection therewith are described in the Company’s Form 8-K filed on December 21, 2010 in the sections entitled “Entry Into A Material Definitive Agreement” and “Unregistered Sales of Equity Securities,” which is incorporated herein by reference.

CORPORATE STRUCTURE

Our corporate structure is described in the Company’s Form 8-K filed on October 22, 2010 in the section entitled “Completion of Acquisition or Disposition of Assets” under the subheading “Closing of Exchange Agreement” beginning on page 4, which is incorporated herein by reference.

DESCRIPTION OF HONG KONG WAIBO’S BUSINESS

A description of our business is described in the Company’s Form 8-K filed on October 22, 2010 in the section entitled “Completion of Acquisition or Disposition of Assets” under the subheading “Description of Business” beginning on page 4, which is incorporated herein by reference.

FINANCIAL STATEMENTS AND OTHER FINANCIAL INFORMATION

The consolidated financial statements of Waibo and its subsidiaries for the years ended December 31, 2007, 2008 and 2009 are contained in Exhibit 99.1 to the Company’s Form 8-K filed on October 22, 2010, which is incorporated herein by reference.

The interim consolidated financial statements of Waibo and its subsidiaries for the three and nine months ended September 30, 2009 and 2010 are contained in Exhibit 99.1 to the Company’s Form 8-K/A filed on December 6, 2010, which is incorporated herein by reference.

The pro forma financial information of the Company for the years ended December 31, 2007, 2008 and 2009 are described in the section entitled “Financial Statements and Exhibits” under the subheading “Pro Forma Financial Information” beginning on page 68 of the Company’s Form 8-K filed on October 22, 2010, which is incorporated herein by reference.

The pro forma financial information of the Company for the nine months ended September 30, 2009 and 2010 are described in the section entitled “Financial Statements and Exhibits” under the subheading “Pro Forma Financial Information” beginning on page 15 of the Company’s Form 8-K/A filed on December 6, 2010, which is incorporated herein by reference.

Selected financial data of Waibo and its subsidiaries for the years ended December 31, 2007, 2008 and 2009 is set forth below and has been derived from the audited consolidated financial statements of Waibo and its subsidiaries described above.  Information for the years ended December 31, 2005 and 2006 is unavailable or is not obtainable without unreasonable cost or expense.

(US dollars in thousands)

	Year Ended December 31,
	2007	2008	2009

Sales	$33,104	$53,066	$64,463
Cost of sales	(19,602)	(30,505)	(36,452)

Gross margin	13,502	22,561	28,011
Operating expenses	(1,485)	(2,581)	(3,487)
Income from operations	12,017	19,980	24,524

Interest expense	(149)	(231)	(187)
Interest income and other	56	203	133
	(93)	(28)	(54)

Income before income taxes	11,924	19,952	24,470
Income tax expense	(628)	(1,026)	(2,625)

Net income	$11,296	$18,926	$21,845

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION, RESULTS OF
OPERATIONS AND PROSPECTS

The Company’s management’s discussion and analysis of financial condition, results of operations and prospects relating to its fiscal years ended December 31, 2007, 2008 and 2009 is described in the Company’s Form 8-K filed on October 22, 2010 in the section entitled “Management’s Discussion and Analysis of Financial Condition, Results of Operations and Prospects” beginning on page 47, which is incorporated herein by reference.

The Company’s management’s discussion and analysis of financial condition, results of operations and prospects relating to its quarter ended September 30, 2010 is described in the Company’s Form 8-K/A filed on December 6, 2010 in the section entitled “Management’s Discussion and Analysis of Financial Condition, Results of Operations and Prospects” beginning on page 3, which is incorporated herein by reference.

MANAGEMENT

Information regarding our current directors and executive officers is described in the Company’s Form 8-K filed on October 22, 2010 in the section entitled “Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers” beginning on page 65, which is incorporated herein by reference.

MARKET PRICE OF OUR COMMON STOCK

Information regarding the market price of and dividends on the Common Stock and other shareholder matters is described in the Company’s Form 8-K filed on October 22, 2010 in the section entitled “Market Price of and Dividends on the Company’s Common Equity and Other Shareholder Matters” beginning on page 61, which is incorporated herein by reference.

The closing price per share of the Company’s common stock on the Over-the-Counter Bulletin Board on January [  ] was $[     ].

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

Information regarding the security ownership of certain beneficial owners and management is described in the Company’s Form 8-K filed on October 22, 2010 in the section entitled “Security Ownership of Certain Beneficial Owners and Management “ beginning on page 63, which is incorporated herein by reference.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

Information regarding the dismissal of our prior accountants and the engagement of our new accountants is described in the Company’s Form 8-K filed on October 22, 2010 in the section entitled “Changes in Registrant’s Certifying Accountant” beginning on page 64, which is incorporated herein by reference.

OTHER INFORMATION

This Information Statement is being mailed or furnished to the stockholders of CFO Consultants, Inc., a Nevada corporation (the “Company”), in connection with the authorization of the corporate action described below by the Company’s Board of Directors by unanimous written consent on December 21, 2010, and the approval of such corporate action by the written consent, dated December 21, 2010, of those stockholders of the Company entitled to vote a majority of the aggregate shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) outstanding on such date.  Stockholders holding in the aggregate 38,000,000 shares of Common Stock or 72% of the Common Stock outstanding on such date, approved the corporate action described herein. Accordingly, all necessary corporate approvals in connection with the matters referred to herein have been obtained and this Information Statement is furnished solely for the purpose of informing the stockholders of the Company, in the manner required under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of this corporate action before it takes effect.

This Information Statement is first being mailed or furnished to the stockholders of the Company on or about January [   ], 2011, and the transactions described herein shall become effective at such future date as determined by the Board of Directors, as evidenced by the filing of the Amendment with the Secretary of State of the State of Delaware, but in no event earlier than the 20th day after this Information Statement is mailed or furnished to the stockholders of record as of December 27, 2010.

WHERE YOU CAN FIND ADDITIONAL INFORMATION ABOUT THE COMPANY

The Company is subject to the information requirements of the Exchange Act, and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and Form 10-Q with the Securities and Exchange Commission (“SEC”). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington, DC 20549, at prescribed rates. You may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at (800) SEC-0330.  The SEC also maintains a web site on the Internet (http://www.sec.gov) where reports, proxy and information statements and other information regarding issuers that file electronically with the SEC may be obtained free of charge.

INCORPORATION BY REFERENCE

Statements contained in this information statement, or in any document incorporated in this information statement by reference regarding the contents of other documents, are not necessarily complete and each such statement is qualified in its entirety by reference to that contract or other document filed as an exhibit with the SEC. The SEC allows us to “incorporate by reference” into this information statement certain documents we file with the SEC. This means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be part of this Information Statement, and later information that we file with the SEC, prior to the effective date of the actions set forth herein,  will automatically update and supersede that information. We incorporate by reference the documents listed below and any documents filed by us pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Information Statement and prior to the effective date of the actions set forth herein. These include periodic reports, such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as well as information or proxy statements (except for information furnished to the SEC that is not deemed to be “filed” for purposes of the Securities Exchange Act of 1934). Notwithstanding the foregoing, information furnished under Items 2.02 and 7.01 of any Current Report on Form 8-K, including the related exhibits, is not incorporated by reference into this information statement.

Company Filings:	Periods:

Current Reports on Form 8-K or Form 8-K/A	Filed on October 22, 2010 and December 6, 2010

Any person, including any beneficial owner, to whom this Information Statement is delivered may request copies of reports, proxy statements or other information concerning us, without charge, as described above in “Where You Can Find More Information.”

You should rely only on information contained in or incorporated by reference in this information statement. No persons have been authorized to give any information or to make any representations other than those contained in this information statement and, if given or made, such information or representations must not be relied upon as having been authorized by us or any other person.

THIS INFORMATION STATEMENT IS DATED JANUARY [__], 2011. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS INFORMATION STATEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

By Order of the Board of Directors

January [  ], 2011

Appendix A
Board Consent

UNANIMOUS WRITTEN CONSENT OF
THE BOARD OF DIRECTORS OF
CFO CONSULTANTS, INC.

Dated: December 21, 2010

The undersigned, being all of the members of the board of directors (the “Board”) of CFO Consultants, Inc., a Nevada corporation (the “Company”), hereby consent, pursuant to Section 78.315 of the Private Corporations Law of Nevada, to the adoption of the following resolutions taking or authorizing the actions specified therein:

WHEREAS, the Board believes that its common stock is undervalued and that a reverse stock split of the common stock will allow the common stock to trade in a more realistic price range;

WHEREAS, the Company is not presently a “resident domestic corporation” as such term is defined in Nevada Revised Statutes (“NRS”) 78.427 and the Board has determined that it is advisable and in the best interests of the Company that it elect not to be governed by NRS 78.411 to 78.444, inclusive (the “Nevada Business Combination Statute”);

WHEREAS, the Board deems it desirable and in the best interests of the Company, at a time to be determined by the Board, to (A) amend the Articles of Incorporation of the Company to (i) increase the total number of authorized shares of capital stock of the Company from 75,000,000 to 600,000,000 shares of Common Stock, all of which shall have $0.001 par value (the “Capital Increase”); (ii) effect a 1 for 16.09 reverse stock split, whereby every sixteen and nine hundredths (16.09) shares of the authorized, issued and outstanding Common Stock of the Company shall be combined into one (1) share of authorized, issued and outstanding Common Stock of the Company (the “Reverse Stock Split”); (iii) provide for a class of blank check preferred stock (the “Blank Check Preferred Stock”); and (iv) elect not to be governed by the Nevada Business Combination Statute (the “Business Combination Statute Opt-Out”); and (B) adopt amended and restated bylaws (the “Amended and Restated Bylaws”);

WHEREAS, the Reverse Stock Split will not change the percentage of shares of Common Stock of the Company held by stockholders of the Company (except for any rounding due to fractional shares);

WHEREAS, the Reverse Stock Split will not contain any provision pursuant to which only money will be paid or scrip will be issued to stockholders;

WHEREAS, the Company must file a Certificate of Amendment to its Articles of Incorporation (the “Amendment”) to effect the Capital Increase, the Reverse Stock Split, the Blank Check Preferred Stock and the Business Combination Statute Opt-Out, in substantially the form attached hereto as Exhibit A; and

WHEREAS, the Company’s current bylaws are its original bylaws which were adopted upon its formation and the Board believes that the current bylaws of the Company either hinder or restrict the board and the Company from taking actions that would be in the best interests of the Company and its stockholders and, accordingly, propose to adopt the Amended and Restated Bylaws, in substantially the form attached hereto as Exhibit B.

NOW, THEREFORE BE IT:

Amendment to Articles of Incorporation; Adoption of Amended and Restated Bylaws; Filing of Information Statement

RESOLVED, it is hereby determined to be advisable and in the best interests of, and fair to the Company to implement the Reverse Stock Split, the Capital Increase, the Blank Check Preferred Stock, the Business Combination Statute Opt-Out and the Amended and Restated Bylaws; and be it further

RESOLVED, pursuant to NRS 78.434.5, the Company expressly elects not to be governed by NRS 78.411 to 78.444, inclusive; and be it further

RESOLVED, that the Board hereby authorizes and approves the Amended and Restated Bylaws and the Amendment to effect the Reverse Stock Split, the Capital Increase, the Blank Check Preferred Stock and the Business Combination Statute Opt-Out,; and be it further

RESOLVED, that upon consultation with management of the Company, the Board will determine if the Reverse Stock Split, the Capital Increase, the Blank Check Preferred Stock, the Business Combination Statute Opt-Out and the Amended and Restated Bylaws, are each required and, if so required, will determine the date of each of them; and be it further

RESOLVED, that the Board hereby authorizes the Company to seek by written consent the approval by the holders of a majority of the Company’s outstanding Common Stock (the “Stockholders”) of the Reverse Stock Split, the Capital Increase, the Blank Check Preferred Stock, the Business Combination Statute Opt-Out, the Amendment and the Amended and Restated Bylaws; and be it further

RESOLVED, that the filing of the Amendment and the adoption of the Amended and Restated Bylaws is contingent upon approval by the Stockholders; and be it further

RESOLVED, that Ken Tsang and Joanny Kwok be, and each of them hereby is, authorized and directed to execute and deliver, on behalf and in the name of the Company to execute the Amendment, to cause such Amendment to be filed in the office of the Secretary of State of Nevada pursuant to NRS 78.390; and be it further

RESOLVED, that at any time prior to the effectiveness of the filing of the Amendment with the Secretary of State of Nevada, notwithstanding authorization of the Amendment by the stockholders of the Company, the Boards may abandon the Amendment, or any part of the Amendment, without further action by the Company’s stockholders; and be it further

RESOLVED, that the Company, upon approval of the Stockholders, shall prepare and file with the SEC an Information Statement on Schedule 14C with respect to the approval of the Reverse Split, the Capital Increase, the Blank Check Preferred Stock, the Business Combination Statute Opt-Out, the Amendment and the Amended and Restated Bylaws by written consent in lieu of a stockholder meeting; and be it further

RESOLVED, that the close of business on December 27, 2010, be, and it hereby is, fixed as the record date for the determination of stockholders of record of the Corporation entitled to receive a copy of the Information Statement; and be it further

General Authorizations

RESOLVED, that, all actions heretofore taken and all documentation heretofore executed and delivered by any of the Company’s officers, in furtherance of the foregoing, are hereby ratified, adopted, authorized, approved and confirmed in all respects in accordance with the respective terms and provisions thereof; and be it further

RESOLVED, that any executive officer of the Company, acting alone, be and hereby is authorized, empowered and directed, for and on behalf of the Company, to take such further action and approve, execute and deliver any additional agreements, instruments, certificates, filings or other documents with such changes as shall be advisable, such approval to be conclusively evidenced by execution thereof, and to take any additional steps as such officer deems necessary or appropriate to effectuate the purposes of the foregoing resolutions; and it is further

[Signature page follows]

This Written Consent has been executed as of the date set forth above.  This Written Consent shall be added to the corporate records of the Company and made a part thereof, and the resolutions set forth above shall have the same force and effect as if adopted at a meeting duly noticed and held.

/s/ Joanny Kwok	/s/ Guohua Zheng
Joanny Kwok	Guohua Zheng

/s/ Jacky Kwok
Jacky Kwok

Exhibits Omitted

Appendix B
Stockholder Consent

WRITTEN CONSENT OF
THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF
COMMON STOCK OF
CFO CONSULTANTS, INC.

December 21, 2010

The undersigned, being the holders of a majority of the issued and outstanding shares of CFO Consultants, Inc., a Nevada corporation (the “Company”), hereby does consent, pursuant to Sections 78.320 of the Nevada Private Corporations Law, to the adoption of the following resolutions taking or authorizing the actions specified therein:

WHEREAS, the Company deems it advisable and in the best interests of the Company to (i) increase the total number of authorized shares of capital stock of the Company from 75,000,000 to 600,000,000 shares of common stock, all of which shall have $0.001 par value (the “Capital Increase”); (ii) effect a one (1) for sixteen and nine one hundredths (16.09) reverse stock split, whereby every sixteen and nine one hundredths (16.09) shares of the authorized, issued and outstanding common stock of the Company shall be combined into one (1) share of authorized, issued and outstanding common stock of the Company (the “Reverse Stock Split”); (iii) provide for a class of blank check preferred stock (the “Blank Check Preferred Stock”); (iv) elect not to be governed by the business combination statute of Nevada Revised Statutes 78.411 to 78.444, inclusive (the “Business Combination Statute Opt-Out”); and (v) adopt amended and restated bylaws of the Company (the “Amended and Restated Bylaws”); and

WHEREAS, the Board of Directors of the Company has executed a unanimous written consent expressly approving the Capital Increase, the Reverse Stock Split, the Blank Check Preferred Stock, the Business Combination Statute Opt-Out and the Amended and Restated Bylaws.

NOW, THEREFORE:

RESOLVED, that the Amended and Restated Bylaws of the Company, in the form attached hereto as Exhibit A, and the Certificate of Amendment to the Articles of Incorporation of the Company, which amends the Company’s Articles of Incorporation (the “Certificate of Amendment”) to effectuate the Capital Increase, the Reverse Stock Split, the Blank Check Preferred Stock and the Business Combination Statute Opt-Out, in the form attached hereto as Exhibit B, be, and the same hereby are, in all respects, authorized, and approved.

RESOLVED, that the Company be authorized and directed to execute and file with the Office of the Secretary of State of the State of Nevada the Certificate of Amendment; be it further

RESOLVED, that all actions taken and expenses incurred by any officer or director heretofore in furtherance of any of the actions authorized by the foregoing resolutions hereby and expressly ratified, confirmed, adopted and approved.

This Written Consent may be executed and delivered by facsimile signature, such execution and delivery to be deemed for all purposes to be an original signature hereon.

[Signatures follow on next page]

IN WITNESS WHEREOF, the undersigned has executed this Written Consent in writing as of the date first written above.

KAI BO HOLDINGS LIMITED

By:	/s/ Joanny Kwok
Name:	Joanny Kwok
Title:	Director

Exhibits Omitted

Appendix C
Form of Amendment to Articles of Incorporation

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 – After Issuance of Stock)

1.      Name of corporation:

CFO Consultants, Inc.

2.      The articles have been amended as follows (provide article numbers, if available):

Article 3 is amended to read in its entirety.  Article 8 has been added as shown on the attached.

3.      The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: ________________________________.

4.      Signature: (required)

X
Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT:  Failure to include any of the above information and remit the proper fees may cause this filing to be rejected.

C-1

THIRD:  Shares. The total number of shares of stock that the Corporation shall have authority to issue is: 602,000,000 divided as follows: 2,000,000 shares of Preferred Stock, par value of $0.001 per share (the “Preferred Stock”), and 600,000,000 shares of Common Stock, par value of $0.001 per share (the “Common Stock”).

(a)           Except as otherwise provided by law or by these Articles of Incorporation and subject to the express terms of any series of shares of Preferred Stock, the holders of outstanding shares of Common Stock shall exclusively possess voting power for the election of Directors and for all other purposes, each holder of record of shares of Common Stock being entitled to one vote for each share of Common Stock standing in his or her name on the books of the Corporation.  Except as otherwise provided by law or by these Articles of Incorporation and subject to the express terms of any series of shares of Preferred Stock, the holders of shares of Common Stock shall be entitled, to the exclusion of the holders of shares of Preferred Stock of any and all series, to receive such dividends as from time to time may be declared by the Board of Directors of the Corporation (the “Board ).  In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, subject to the rights, if any, of the holders of any outstanding series of Preferred Stock, the holders of shares of Common Stock shall be entitled to share ratably according to the number of shares of Common Stock held by them in all remaining assets of the Corporation available for distribution to its stockholders.

(b)           Subject to the rights of the holders of any one or more series of Preferred Stock then outstanding, the number of authorized shares of any class or classes of stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote.

(c)           Shares of Preferred Stock may be issued from time to time in one or more series as may be established from time to time by resolution of the Board, each of which series shall consist of such number of shares and have such distinctive designation or title as shall be fixed by resolutions of the Board prior to the issuance of any shares of such series.  Each such class or series of Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolutions of the Board providing for the issuance of such series Preferred Stock.  The Board is further authorized to increase or decrease (but not below the number of shares of such class or series then outstanding) the number of shares of any series subsequent to the issuance of shares of that series.

(d)           On December 21, 2010, the Board of Directors of the Corporation, acting by unanimous written consent in accordance with Sections 78.390 and 78.315 of the Nevada Revised Statutes (“NRS”), and the holders of at least a majority of the outstanding capital stock of the Corporation acting by written consent in accordance with NRS Sections 78.390 and 78.320, duly adopted resolutions authorizing the Corporation to effect a 16.09 to one (1) reverse split of the Common Stock, whereby every sixteen and nine hundredths (16.09) issued and outstanding shares of the Common Stock (including each share of treasury stock), shall automatically and without any action on the part of the holder thereof be combined into one (1) fully paid and nonassessable share of Common Stock of the Corporation and to file this Amendment to the Company’s Articles of Incorporation.

EIGHTH: Business Combinations Act.  The Corporation hereby elects not to be governed by the provisions of NRS Sections 78.411-78.444.

C-2

Appendix D
Form of Amended and Restated Bylaws

AMENDED AND RESTATED
BYLAWS
OF
CFO CONSULTANTS, INC.
(a Nevada corporation)

ARTICLE I
STOCKHOLDERS

1.  CERTIFICATES REPRESENTING STOCK.  Every holder of stock in the corporation shall be entitled to have a certificate signed by, or in the name of, the corporation by the Chairman or Vice-Chairman of the Board of Directors, if any, or by the President or a Vice-President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the corporation or by agents designated by the Board of Directors, certifying the number of shares owned by him or her in the corporation and setting forth any additional statements that may be required by the Title 7, Chapter 78 of the Nevada Revised Statutes governing private corporations organized under the laws of the State of Nevada (“Nevada Corporation Law”).  If any such certificate is countersigned or otherwise authenticated by a transfer agent or transfer clerk, and by a registrar, a facsimile of the signature of the officers, the transfer agent or the transfer clerk or the registrar of the corporation may be printed or lithographed upon the certificate in lieu of the actual signatures.  If any officer or officers who shall have signed, or whose facsimile signature or signatures shall have been used on any certificate or certificates shall cease to be such officer or officers of the corporation before such certificate or certificates shall have been delivered by the corporation, the certificate or certificates may nevertheless be adopted by the corporation and be issued and delivered as though the person or persons who signed such certificate or certificates, or whose facsimile signature or signatures shall have been used thereon, had not ceased to be such officer or officers of the corporation.

Whenever the corporation shall be authorized to issue more than one class of stock or more than one series of any class of stock, the certificates representing stock of any such class or series shall set forth thereon the statements prescribed by the Nevada Corporation Law.  Any restrictions on the transfer or registration of transfer of any shares of stock of any class or series shall be noted conspicuously on the certificate representing such shares.

The corporation may issue a new certificate of stock in place of any certificate theretofore issued by it, alleged to have been lost, stolen, or destroyed, and the Board of Directors may require the owner of any lost, stolen, or destroyed certificate, or his legal representative, to give the corporation a bond sufficient to indemnify the corporation against any claim that may be made against it on account of the alleged loss, theft, or destruction of any such certificate or the issuance of any such new certificate.

2.  FRACTIONAL SHARE INTERESTS.  The corporation is not obliged to but may execute and deliver a certificate for or including a fraction of a share.  In lieu of executing and delivering a certificate for a fraction of a share, the corporation may proceed in the manner prescribed by the provisions of Section 78.205 of the Nevada Corporation Law.

3.  STOCK TRANSFERS.  Upon compliance with provisions restricting the transfer or registration of transfer of shares of stock, if any, transfers or registration of transfers of shares of stock of the corporation shall be made only on the stock ledger of the corporation by the registered holder thereof, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the corporation or with a transfer agent or a registrar, if any, and on surrender of the certificate or certificates for such shares of stock properly endorsed and the payment of all taxes, if any, due thereon.

4.  RECORD DATE FOR STOCKHOLDERS.  For the purpose of determining the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or the allotment of any rights, or entitled to exercise any rights in respect of any change, conversion, or exchange of stock or for the purpose of any other lawful action, the directors may fix, in advance, a record date, which shall not be more than sixty days nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action.  If a record date is not fixed, the record date is at the close of business on the day before the day on which notice is given or, if notice is waived, at the close of business on the day before the meeting is held.  A determination of stockholders of record entitled to notice of or to vote at any meeting of stockholders applies to an adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.  The directors must fix a new record date if the meeting is adjourned to a date more than sixty days later than the date set for the original meeting.

5.  MEANING OF CERTAIN TERMS.  As used in these Bylaws in respect of the right to notice of a meeting of stockholders or a waiver thereof or to participate or vote thereat or to consent or dissent in writing in lieu of a meeting, as the case may be, the term “share” or “shares” or “share of stock” or “shares of stock” or “stockholder” or “stockholders” refers to an outstanding share or shares of stock and to a holder or holders of record of outstanding shares of stock when the corporation is authorized to issue only one class of shares of stock, and said reference is also intended to include any outstanding share or shares of stock and any holder or holders of record of outstanding shares of stock of any class upon which or upon whom the Articles of Incorporation confers such rights where there are two or more classes or series of shares of stock or upon which or upon whom the Nevada Corporation Law confers such rights notwithstanding that the articles of incorporation may provide for more than one class or series of shares of stock, one or more of which are limited or denied such rights thereunder; provided, however, that no such right shall vest in the event of an increase or a decrease in the authorized number of shares of stock of any class or series which is otherwise denied voting rights under the provisions of the Articles of Incorporation.

6.  STOCKHOLDER MEETINGS.

TIME.  The annual meeting shall be held on the date and at the time fixed, from time to time, by the directors, provided, that the first annual meeting shall be held on a date within thirteen months after the organization of the corporation, and each successive annual meeting shall be held on a date within thirteen months after the date of the preceding annual meeting.  A special meeting shall be held on the date and at the time fixed by the directors.

PLACE.  Annual meetings and special meetings shall be held at such place, within or without the State of Nevada, as the directors may, from time to time, fix.

CALL.  Annual meetings and special meetings may be called by the directors or by any officer instructed by the directors to call the meeting.

NOTICE OR WAIVER OF NOTICE.  Notice of all meetings shall be in writing and signed by the President or a Vice-President, or the Secretary, or an Assistant Secretary, or by such other person or persons as the directors must designate.  The notice must state the purpose or purposes for which the meeting is called and the time when, and the place, where it is to be held.  A copy of the notice must be either delivered personally or mailed postage prepaid to each stockholder not less than ten (twenty, in the case of the annual meeting of stockholders) nor more than sixty days before the meeting.  If mailed, it must be directed to the stockholder at his address as it appears upon the records of the corporation.  Any stockholder may waive notice of any meeting by a writing signed by him, or his duly authorized attorney, either before or after the meeting; and if notice of any kind is required to be given under the provisions of the Nevada Corporation Law, a waiver thereof in writing and duly signed whether before or after the time stated therein, shall be deemed equivalent thereto.

CONDUCT OF MEETING.  Meetings of the stockholders shall be presided over by one of the following officers in the order of seniority and if present and acting: the Chairman of the Board, if any, the Vice-Chairman of the Board, if any, the President, a Vice-President, or, if none of the foregoing is in office and present and acting, by a chairman to be chosen by the stockholders.  The Secretary of the corporation, or in his  or her absence, an Assistant Secretary, shall act as secretary of every meeting, but if neither the Secretary nor an Assistant Secretary is present the Chairman of the meeting shall appoint a secretary of the meeting.

PROXY REPRESENTATION.  At any meeting of stockholders, any stockholder may designate another person or persons to act for him or her by proxy in any manner described in, or otherwise authorized by, the provisions of Section 78.355 of the Nevada Corporation Law.

INSPECTORS.  The directors, in advance of any meeting, may, but need not, appoint one or more inspectors of election to act at the meeting or any adjournment thereof.  If an inspector or inspectors are not appointed, the person presiding at the meeting may, but need not, appoint one or more inspectors.  In case any person who may be appointed as an inspector fails to appear or act, the vacancy may be filled by appointment made by the directors in advance of the meeting or at the meeting by the person presiding thereat.  Each inspector, if any, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his or her ability.  The inspectors, if any, shall determine the number of shares of stock outstanding and the voting power of each, the shares of stock represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all stockholders.  On request of the person presiding at the meeting, the inspector or inspectors, if any, shall make a report in writing of any challenge, question or matter determined by him, her or them and execute a certificate of any fact found by him, her or them.

QUORUM.  One-third (1/3) of the voting power, which includes the voting power that is present in person or by proxy, regardless of whether the proxy has authority to vote on all matters, constitutes a quorum at a meeting of stockholders for the transaction of business unless the action to be taken at the meeting shall require a greater proportion.  The stockholders present may adjourn the meeting despite the absence of a quorum.

VOTING.  Each share of stock shall entitle the holder thereof to one vote.  In the election of directors, a plurality of the votes cast shall elect.  Any other action is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action, except where the Nevada Corporation Law, the Articles of Incorporation, or these Bylaws prescribe a different percentage of votes and/or a different exercise of voting power.  In the election of directors, voting need not be by ballot; and, except as otherwise may be provided by the Nevada Corporation Law, voting by ballot shall not be required for any other action.

Stockholders may participate in a meeting of stockholders by means of a conference telephone or similar method of communication by which all persons participating in the meeting can hear each other.

7.  STOCKHOLDER ACTION WITHOUT MEETINGS.  Except as may otherwise be provided by the Nevada Corporation Law, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders, eligible to vote, holding at least a majority of the voting power; provided that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required.  In no instance where action is authorized by written consent need a meeting of stockholders be called or noticed.

ARTICLE II
DIRECTORS

1.  FUNCTIONS AND DEFINITION.  The business and affairs of the corporation shall be managed by the Board of Directors of the corporation.  The Board of Directors shall have authority to fix the compensation of the members thereof for services in any capacity.  The use of the phrase “whole Board” herein refers to the total number of directors which the corporation would have if there were no vacancies.

2.  QUALIFICATIONS AND NUMBER.  Each director must be at least 18 years of age.  A director need not be a stockholder or a resident of the State of Nevada.  The initial Board of Directors shall consist of not less than two (2) and not more than fifteen (15) persons.  Subject to the foregoing limitation and except for the first Board of Directors, such number may be fixed from time to time by action of the stockholders or of the directors, or, if the number is not fixed, the number shall be two (2).  The number of directors may be increased or decreased by action of the stockholders or of the directors.

3.  ELECTION AND TERM.  In the election of directors, a plurality of the votes cast shall elect.  The first Board of Directors shall hold office until the first election of directors by stockholders and until their successors are elected and qualified or until their earlier resignation or removal.  Any director may resign at any time upon written notice to the corporation.  Thereafter, directors who are elected at an election of directors by stockholders, and directors who are elected in the interim to fill vacancies and newly created directorships, shall hold office until the next election of directors by stockholders and until their successors are elected and qualified or until their earlier resignation or removal.  In the interim between elections of directors by stockholders, newly created directorships and any vacancies in the Board of Directors, including any vacancies resulting from the removal of directors for cause or without cause by the stockholders and not filled by said stockholders, may be filled by the vote of a majority of the remaining directors then in office, although less than a quorum, or by the sole remaining director.

4.  MEETINGS.

TIME.  Meetings shall be held at such time as the Board shall fix, except that the first meeting of a newly elected Board shall be held as soon after its election as the directors may conveniently assemble.

PLACE.  Meetings shall be held at such place within or without the State of Nevada as shall be fixed by the Board.

CALL.  No call shall be required for regular meetings for which the time and place have been fixed.  Special meetings may be called by or at the direction of the Chairman of the Board, if any, the Vice-Chairman of the Board, if any, of the President, or of a majority of the directors in office.

NOTICE OR ACTUAL OR CONSTRUCTIVE WAIVER.  No notice shall be required for regular meetings for which the time and place have been fixed.  Written, oral, or any other mode of notice of the time and place shall be given for special meetings in sufficient time for the convenient assembly of the directors thereat.  Notice if any need not be given to a director or to any member of a committee of directors who submits a written waiver of notice signed by him before or after the time stated therein.

QUORUM AND ACTION.  A majority of the directors then in office, at a meeting duly assembled, shall constitute a quorum.  A majority of the directors present, whether or not a quorum is present, may adjourn a meeting to another time and place.  Except as the Articles of Incorporation or these Bylaws may otherwise provide, and except as otherwise provided by the Nevada Corporation Law, the act of the directors holding a majority of the voting power of the directors, present at a meeting at which a quorum is present, is the act of the Board.  The quorum and voting provisions herein stated shall not be construed as conflicting with any provisions of the Nevada Corporation Law and these Bylaws which govern a meeting of directors held to fill vacancies and newly created directorships in the Board or action of disinterested directors.

Members of the Board or of any committee which may be designated by the Board may participate in a meeting of the Board or of any such committee, as the case may be, by means of a telephone conference or similar method of communication by which all persons participating in the meeting hear each other.  Participation in a meeting by said means constitutes presence in person at the meeting.

CHAIRMAN OF THE MEETING.  The Chairman of the Board, if any and if present and acting, shall preside at all meetings.  Otherwise, the Vice-Chairman of the Board, if any and if present and acting, or the President, if present and acting, or any other director chosen by the Board, shall preside.

5.  REMOVAL OF DIRECTORS.  Any or all of the directors may be removed for cause or without cause in accordance with the provisions of the Nevada Corporation Law.

6.  COMMITTEES.  Whenever its number consists of two or more, the Board of Directors may designate one or more committees which have such powers and duties as the Board shall determine.  Any such committee, to the extent provided in the resolution or resolutions of the Board, shall have and may exercise the powers and authority of the Board of Directors in the management of the business and affairs of the corporation and may authorize the seal or stamp of the corporation to be affixed to all papers on which the corporation desires to place a seal or stamp.  Each committee must include at least one director.  The Board of Directors may appoint natural persons who are not directors to serve on committees.

7.  WRITTEN ACTION.  Any action required or permitted to be taken at a meeting of the Board of Directors or of any committee thereof may be taken without a meeting if, before or after the action, a written consent thereto is signed by all the members of the Board or of the committee, as the case may be.

ARTICLE III
OFFICERS

1.  OFFICERS.  The corporation must have a President and a Secretary, and, if deemed necessary, expedient, or desirable by the Board of Directors, a Chairman of the Board, a Vice-Chairman of the Board, an Executive Vice-President, one or more other Vice-Presidents, one or more Assistant Secretaries, one or more Treasurers or Assistant Treasurers, and such other officers and agents with such titles as the resolution choosing them shall designate.  Each of any such officers must be natural persons and must be chosen by the Board of Directors or chosen in the manner determined by the Board of Directors.

2.  QUALIFICATIONS.  Except as may otherwise be provided in the resolution choosing him, no officer other than the Chairman of the Board, if any, and the Vice-Chairman of the Board, if any, need be a director.

Any person may hold two or more offices, as the directors may determine.

3.  TERM OF OFFICE.  Unless otherwise provided in the resolution choosing him, each officer shall be chosen for a term which shall continue until the meeting of the Board of Directors following the next annual meeting of stockholders and until his or her successor shall have been chosen or until his or her  resignation or removal before the expiration of his or her term.

Any officer may be removed, with or without cause, by the Board of Directors or in the manner determined by the Board.

Any vacancy in any office may be filled by the Board of Directors or in the manner determined by the Board.

4.  DUTIES AND AUTHORITY.  All officers of the corporation shall have such authority and perform such duties in the management and operation of the corporation as shall be prescribed in the resolution designating and choosing such officers and prescribing their authority and duties, and shall have such additional authority and duties as are incident to their office except to the extent that such resolutions or instruments may be inconsistent therewith.

ARTICLE IV
REGISTERED OFFICE

The location of the initial registered office of the corporation in the State of Nevada is the address of the initial resident agent of the corporation, as set forth in the original Articles of Incorporation.

The corporation shall maintain at said registered office a copy, certified by the Secretary of State of the State of Nevada, of its Articles of Incorporation, and all amendments thereto, and a copy, certified by the Secretary of the corporation, of these Bylaws, and all amendments thereto.  The corporation shall also keep at said registered office a stock ledger or a duplicate stock ledger, revised annually, containing the names, alphabetically arranged, of all persons who are stockholders of the corporation, showing their places of residence, if known, and the number of shares held by them respectively or a statement setting out the name of the custodian of the stock ledger or duplicate stock ledger, and the present and complete post office address, including street and number, if any, where such stock ledger or duplicate stock ledger is kept.

ARTICLE V
CORPORATE SEAL OR STAMP

The corporate seal or stamp shall be in such form as the Board of Directors may prescribe.

ARTICLE VI
FISCAL YEAR

The fiscal year of the corporation shall be fixed, and shall be subject to change, by the Board of Directors.

ARTICLE VII
INDEMNIFICATION

The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding to the fullest extent permitted by Section 78.7502 of the Nevada Corporation Law.

Any such indemnification (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination as specified in Section 78.751 of the Nevada Corporation Law.

Expenses incurred by a director, officer, employee or agent in defending a civil or criminal action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized in this Section.  Such expenses incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board of Directors deems appropriate.

The indemnification and advancement of expenses provided by, or granted pursuant to, this Article shall not limit the Corporation from providing any other indemnification or advancement of expenses permitted by law nor shall they be deemed exclusive of any other rights to which a person seeking indemnification or advancement of expenses may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office.

The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under the provisions of this Section.

For the purposes of this Section, references to “the Corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

For purposes of this Section, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the Corporation” shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to any employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” as referred to in this Section.

The indemnification and advancement of expenses provided by, or granted pursuant to, this Article shall, unless otherwise provided when authorized or ratified by the Board of Directors, continue as to a person who has ceased to be a director, officer, employee or agent of the Corporation and shall inure to the benefit of the heirs executors and administrators of such a person.

ARTICLE VIII
CONTROL OVER BYLAWS

New Bylaws may be adopted or these Bylaws may be amended, altered or repealed by the stockholders.  The power to amend, alter, and repeal these Bylaws and to make new Bylaws, other than a Bylaw or amendment thereof changing the authorized number of directors, shall be vested in the Board of Directors subject to the Bylaws, if any, adopted by the stockholders.

I HEREBY CERTIFY, that, the foregoing is a full, true, and correct copy of the Bylaws of CFO Consultants, Inc., a Nevada corporation, as in effect on the date hereof.

Dated:   _______  __, 2011

By:
Name:
Title: